UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2014

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on May 9, 2014 (the "Original 8-K"), amends and restates in its entirety Item 9.01 of the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition by Minerals Technologies Inc. of AMCOL International Corporation on May 9, 2014. The remainder of the information in the Original 8-K is not hereby amended.

Item 9.01	Financial Statements and Exhibits.
	(a)	Financial statements of business acquired
(1) The historical audited consolidated financial statements of AMCOL International Corporation required by Item 9.01(a) are incorporated by reference herein.
(2) The consent of Ernst & Young LLP, AMCOL's independent auditors is attached as Exhibit 23.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(b)
Pro forma financial information

The unaudited pro forma condensed combined financial statements required by Item 9.01(b) are attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

	(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.		Exhibit Description
2.1
Agreement and Plan of Merger, dated as of March 10, 2014, by and among Minerals Technologies Inc., MA Acquisition Inc. and AMCOL International Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Minerals Technologies Inc. on March 10, 2014).

10.1
Credit Agreement dated as of May 9, 2014, among Minerals Technologies Inc., the borrowing subsidiaries party thereto, the lenders party thereto, Barclays Bank PLC and U.S. Bank National Association, as Syndication Agents, Sumitomo Mitsui Banking Corporation, as Documentation Agent, and JPMorgan Chase Bank, N.A., Administrative Agent. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Minerals Technologies Inc. on May 9, 2014).

23.1		Consent of Ernst & Young LLP.
99.1
The historical audited consolidated financial statements of AMCOL International Corporation as of and for the fiscal year ended December 31, 2013, filed with the SEC on March 3, 2014 (Commission File No. 001-14447) and incorporated herein by reference.

99.2		Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Douglas T. Dietrich
	Name:	Douglas T. Dietrich
	Title:	Senior Vice President-Finance and Treasury and Chief Financial Officer

Date: July 11, 2014

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Exhibit Description ____________________________________________________________

2.1
Agreement and Plan of Merger, dated as of March 10, 2014, by and among Minerals Technologies Inc., MA Acquisition Inc. and AMCOL International Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Minerals Technologies Inc. on March 10, 2014).

10.1
Credit Agreement dated as of May 9, 2014, among Minerals Technologies Inc., the borrowing subsidiaries party thereto, the lenders party thereto, Barclays Bank PLC and U.S. Bank National Association, as Syndication Agents, Sumitomo Mitsui Banking Corporation, as Documentation Agent, and JPMorgan Chase Bank, N.A., Administrative Agent. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Minerals Technologies Inc. on May 9, 2014).

23.1	Consent of Ernst & Young LLP.*
99.1
The historical audited consolidated financial statements of AMCOL International Corporation as of and for the fiscal year ended December 31, 2013, filed with the SEC on March 3, 2014 (Commission File No. 001-14447) and incorporated by reference herein.

99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2013.*
* Filed herewith